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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2005

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

              101 CRAWFORDS CORNER ROAD, HOLMDEL, NEW JERSEY 07733 (Address of principal executive offices, including Zip Code)

                                 (732) 949-2350
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        The information set forth under Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

        On May 10, 2005, Amedia Networks, Inc. (the "Company") consummated the private placement to institutional investors of additional shares (the "Subsequent Sale") of its Series B 8% Convertible Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock") described in the Company's Current Report on Form 8-K filed on April 28, 2005 (the "April 28 Form 8-K"). At the Subsequent Sale, the Company issued to investors 17,650 shares of Series B Preferred Stock and five-year warrants (the "Investor Warrants") to purchase up to approximately 873,760 shares of the Company's common stock, par value $0.001 (the "Common Stock") at a per share exercise price of $1.50, for aggregate gross proceeds of $ 1.765 million. At the Subsequent Sale, the Company received net proceeds of approximately $732,000, after payment of offering related expenses, and the deposit of $882,500 into the Security Escrow Account (as defined in the April 28 Form 8-K). The rights and preferences of the Series B Preferred Stock and the terms and conditions of the Investor Warrants, as well as the other terms of the agreements between the Company and the investors with respect to the timely approval of the Authorized Share Increase (as defined in the April 28 Form 8-K) and the registration obligations of the Company with respect to the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and exercise of the Investor Warrants, are set forth in the April 28 Form 8-K. The shares of Series B Preferred Stock and Investor Warrants issued at the Subsequent Sale were issued and sold on terms and conditions identical to those described in the April 28 Form 8-K.

        In connection with the placement of the Series B Preferred Stock at the Subsequent Sale, the Company issued to Pond Equities, the placement agent identified in the April 28 Form 8-K, (or its designees) two warrants having terms and conditions (including with respect to the effect of the timely approval of the Authorized Share Increase) which are identical to those described in the April 28 Form 8-K with respect to the Placement Agent Warrants referred to in that Form 8-K. In addition, at the Subsequent Sale the Company also paid the placement agent fees and non-accountable expenses totaling 8% of the gross proceeds received at the Subsequent Sale.

        The foregoing description is qualified in its entirety by the agreements and the other instruments relating to the Series B Preferred Stock and the Investor Warrants attached as exhibits hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements.

None.

(b)     Pro Forma Financial Information.

None.

(c)     Exhibits.

4.1 Certificate of Designations of Rights and Preferences of the Series B Convertible Preferred Stock of Amedia Networks, Inc. (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K filed on April 28, 2005 and incorporated herein by reference).

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4.2 Form of Common Stock Purchase Warrant dated as of May 10, 2005 issued by
Amedia Networks, Inc. to certain investors (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed on April 28, 2005 and incorporated herein by reference).

10.1 Form of Securities Purchase Agreement dated as of May 10, 2005, among Amedia Networks, Inc. and certain investors (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on April 28, 2005 and incorporated herein by reference).

10.2 Form of Registration Rights Agreement dated as of May 10, 2005, among Amedia Networks, Inc. and certain investors (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed on April 28, 2005 and incorporated herein by reference).

99.1 Press release dated May 10, 2005.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 13, 2005

                                       /s/ Frank Galuppo
                                           -------------
                                           Frank Galuppo
                                           President and Chief Executive Officer